Exhibit 32.2

Certification by Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of GigaCloud Technology Inc (the “Company”) on Form 10-Q for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xiaoyang Wei, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2024

By: /s/ Xiaoyang Wei
Name: Xiaoyang Wei
Title: Interim Chief Financial Officer
(Principal Financial Officer)